SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2010

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4695 MacArthur Court, Suite 1430

Newport Beach, CA 92660-1869

 (Address of principal executive offices)

Telephone (949) 475-9086

Facsimile (949) 475-9087

 (Registrant’s telephone number)

with a copy to:

Carrillo Huettel, LLP

3033 Fifth Ave. Suite 201

San Diego, CA 92103

Telephone (619) 399-3090

Facsimile (619) 399-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Endeavor Power Corp.

From 8-K

Current Report

Item 1.01

Entry Into A Material Definitive Agreement

On September 17, 2010, Endeavor Power Corp., a Nevada corporation, (the "Company") entered into a Settlement Agreement and General Mutual Release (the "Regal Agreement") with Regal Capital Development Inc. ("RCDI") pursuant to which RCDI agreed to discharge $200,000 of that certain Promissory Note that became effective on June 11, 2010 (the "June 2010 Note").  Pursuant to the Regal Agreement, Regal has agreed to settle $200,000 of the June 2010 Note in exchange for 80,000,000 shares of the Company's restricted common stock.  Additionally, the Company and Regal agreed to mutually cancel and terminate the June 2010 Note and enter into a new Promissory Note for $317,437.85, plus $22,171.60 in accrued interest from June 11, 2010 through September 17, 2010, with simple interest accruing at an annual rate of 10.00% thereon (the “New Note”).  The New Note setting forth the aforementioned terms was executed on September 17, 2010.

The foregoing summary description of the terms of the Regal Agreement, the June 2010 Note and the New Note may not contain all information that is of interest. For further information regarding the terms and conditions of each of such agreements, reference is made to such documents, all of which are filed as Exhibits hereto, and incorporated by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Share Issuances

In addition to the issuance of 80,000,000 shares of Company common stock to Regal per the terms of the Regal Agreement, on September 20, 2010, the Registrant issued an aggregate of 60,000,000 shares of its common stock as payment to settle $300,000 of outstanding debt due under the June 2010 Note.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

10.1

Settlement and General Mutual Release Agreement with Regal executed on September 17, 2010

10.2

Promissory Note with Regal executed on September 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2010

Endeavor Power Corp.

By: /s/ Richard O. Weed

Richard O. Weed

Chief Executive Officer

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